UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2010

TARGA RESOURCES PARTNERS LP
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33303 (Commission File Number)	65-1295427 (I.R.S. Employer Identification No.)
1000 Louisiana, Suite 4300, Houston, Texas (Address of principal executive offices)		77002 (Zip Code)

Registrant’s telephone number, including area code: (713) 584-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

We are filing the consolidated balance sheet of Targa Resources GP LLC as of March 31, 2010, which is included as Exhibit 99.1 to this Current Report on Form 8-K. Targa Resources GP LLC is the general partner of Targa Resources Partners LP.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
Exhibit 99.1	Consolidated Balance Sheet of Targa Resources GP LLC as of March 31, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Targa Resources Partners LP
(Registrant)

By: Targa Resources GP LLC,
its general partner

By: /s/ John Robert Sparger

John Robert Sparger
Senior Vice President and Chief Accounting Officer
(Authorized signatory and Principal Accounting Officer)

Date: May 14, 2010

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 99.1	Consolidated Balance Sheet of Targa Resources GP LLC as of March 31, 2010